FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Other Income and Expenses [Abstract]
Bank charges	$ (158)	$ (144)	$ (86)
Exchange rate income (losses), net	1,735	(969)	(1,723)
Total expenses	1,577	(1,113)	(1,809)
Interest income	2,526	1,358	330
Financial income (expenses), net	$ 4,103	$ 245	$ (1,479)